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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 13, 2000



                          THE GREAT TRAIN STORE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-13158                                        75-2539189
(Commission File Number)                    (I.R.S. Employer Identification No.)

14180 Dallas Parkway, Suite 618, Dallas, Texas                         75240
(Address of Principal Executive Offices)                            (Zip Code)

                                 (972) 392-1599
              (Registrant's Telephone Number, Including Area Code)

                              _____________________


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         Item 5. Other Events.

         On January 13, 2000, The Great Train Store Company issued a press release with respect to its preliminary fiscal 1999 results and its current credit facility.


         Item 7. Financial Statements and Exhibits.



         (c)      Exhibits:

         Exhibit     Description
         -------     -----------
         99.1        Text of  press release,  dated January 13, 2000,  issued by the Great Train Store Company.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2000

                                     THE GREAT TRAIN STORE COMPANY



                                     By:  /s/ James H. Levi
                                          --------------------------------------
                                          James H. Levi
                                          President, Chief Executive Officer
                                          and Chairman of the Board

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                                                  EXHIBIT INDEX


         Exhibit    Description
         -------    -----------
           99.1     Text of press release, dated January 13, 2000, issued by the
                    Great Train Store Company.